SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                October 31, 2001

                                  FUNDTECH LTD.
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             (Exact Name of Registrant as Specified in its Charter)



       Israel                     0-29634                  Not Applicable
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   (State of Other            (Commission File            (I.R.S. Employer
   Jurisdiction of                Number)               Identification Number
    Incorporation)



                  12 Ha'hilazon Street, Ramat Gan, Israel 52522
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               (Address of Principal Executive Offices) (Zip Code)



                               011-972-3-575-2750
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Exhibits

(c)      Exhibits

99.1 Press Release of the Registrant dated September 17, 2001 announcing the appointment of Yoram Bibring as chief financial officer of the company.



Item 9.  Regulation FD Disclosure

         The Registrant issued a press release relating to the appointment of Yoram Bibring, CFO, which is attached as Exhibit 99.1 hereto, and incorporated herein by reference.







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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 31, 2001


                                    FUNDTECH LTD.



                                    By: /s/ Reuven Ben-Menachem
                                       ----------------------------------
                                    Name:  Reuven Ben-Menachem
                                    Title: Chairman of the Board, President
                                           and Chief Executive Officer


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

                                  EXHIBIT INDEX


Exhibit No.              Description
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99.1              Press Release, dated October 31, 2001



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